Exhibit 10.1

WATTS WATER TECHNOLOGIES, INC.

SUPPLEMENTAL EMPLOYEES RETIREMENT PLAN

As Amended and Restated

Effective May 4, 2004

TABLE OF CONTENTS

ARTICLE I - NAME, PURPOSE, AND EFFECTIVE DATE

1.01	Name and Purpose
1.02	Effective Date

ARTICLE II - DEFINITIONS

2.01	Code
2.02	Compensation
2.03	Employer
2.04	Final Average Compensation
2.05	Participant
2.06	Plan Administrator
2.07	Social Security Benefit
2.08	Sponsoring Employer
2.09	Certain Definitions Under Qualified Plan Apply

ARTICLE III - ELIGIBILITY

3.01	Participation

ARTICLE IV - RETIREMENT BENEFITS

4.01	Amount of Normal or Deferred Retirement Benefit
4.02	Amount of Early Retirement Benefit
4.03	Accrued Normal Retirement Benefit
4.04	Special Retirement Benefit
4.05	Adjustment of the Qualified Plan Offset for Certain Participants

ARTICLE V - VESTING

5.01	Vesting
5.02	Amount of Vested Accrued Benefit
5.03	Forfeiture for Cause

ARTICLE VI - NORMAL FORM, FORM PAYABLE, AND COMMENCEMENT OF RETIREMENT BENEFITS

6.01	Normal Form of Payment
6.02	Form to be Paid
6.03	Commencement of Payment
6.04	Suspension of Benefits

ARTICLE VII - DEATH BENEFITS

7.01	Death Benefit Prior to Benefit Commencement
7.02	Amount and Commencement of Death Benefit Payable to Surviving Spouse
7.03	Death Benefit After Benefit Commencement

ARTICLE VIII - FUNDING

8.01	Funding

ARTICLE IX - MISCELLANEOUS

9.01	Non-Guarantee of Employment
9.02	Rights under Retirement Plan
9.03	Amendments/Termination
9.04	Nonassignability
9.05	Plan Administration
9.06	Successor Company
9.07	Governing Law
9.08	Claims Procedure

APPENDIX A - LIST OF PARTICIPANTS

APPENDIX B - SPECIAL RETIREMENT BENEFIT – Tier 1

APPENDIX C - SPECIAL RETIREMENT BENEFIT – Tier 1-A

APPENDIX D - SPECIAL RETIREMENT BENEFIT – Tier 1-T

ARTICLE I

NAME, PURPOSE AND EFFECTIVE DATE

1.01                        NAME AND PURPOSE

The supplemental retirement plan set forth herein as the “Watts Water Technologies, Inc. Supplemental Employees Retirement Plan” (the “Plan”).  The Plan is established, and shall be maintained, solely for the purpose of providing supplemental retirement benefits which cannot be provided under the Watts Water Technologies, Inc. Pension Plan (the “Qualified Plan”) for certain Participants.  The Plan is unfunded and maintained primarily for purpose of providing deferred compensation for Participants who are part of a select group of management or highly compensated employees.”

1.02                        EFFECTIVE DATE

This restated Plan shall be effective May 4, 2004 (the “Effective Date”).  This Plan shall apply to Participants who retire or terminate their employment with the Employer after the Effective Date.  The Plan was originally effective on  January 1, 1989 (the “Original Effective Date”).  Participants who retire or terminate their employment with the Employer on or after the Original Effective Date but prior to the Effective Date of this Plan shall have their benefits determined based on the Plan provisions in effect on the date they retire or otherwise terminate their employment with the Employer.

ARTICLE II

DEFINITIONS

Whenever used in this Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.01                        “Code” means the Internal Revenue Code of 1986.

2.02                        “Compensation”  means the total compensation payable to an eligible Employee by the Employer and reportable to the Federal Government for income tax purposes on Form W-2, or any form prescribed by the Internal Revenue Service to take its place.

Compensation also includes:  (i) amounts contributed by the Employee at the election of the Employee pursuant to a salary deferral arrangement under Section 401(k), (ii) amounts contributed or deferred at the election of the Employee and which are not includible in gross income of the Employee by reason of Section 125 of the Code, (iii) amounts deferred at the election of the Employee pursuant to a salary deferral agreement under the Watts Water Technologies, Inc. Management Stock Purchase Plan ( formerly called the Watts Industries, Inc. Management Stock Purchase Plan), and  (iv) amounts deferred at the election of the Employee pursuant to a salary deferral agreement under the Watts Water Technologies, Inc. Non-Qualified Deferred Compensation Plan (formerly called the Watts Industries, Inc. Non-Qualified Deferred Compensation Plan).

For any Employee listed in Tier 1, Tier 1-A or Tier 1-T of Appendix A, there shall be no limit on such Employee’s Compensation.  For any Employee listed in Tier 2 of Appendix A, in no event shall such Employee’s Compensation exceed $383,450 for the Plan Year beginning January 1, 2004.  For any eligible Employee not listed in Tier 1, Tier 1-A, Tier 1-T or Tier 2 of Appendix A, in no event shall such Employee’s Compensation exceed $306,760 for the Plan Year beginning January 1, 2004.  For each subsequent Plan Year, the $383,450 and $306,760 limitations shall be adjusted at the same time and in the same proportion as the adjustment to the maximum benefit limitation under Internal Revenue Code Section 415(d) which is applicable to the Qualified Plan.  In all other respects, the limitations on annual Compensation under this Section shall be applied in the same manner in determining Final Average Compensation as the limitation under Internal Revenue Code Section 401(a)(17) is to be applied under the Qualified Plan.

2.03                        “Employer” means Watts Water Technologies, Inc. (formerly known as Watts Industries, Inc.) or any successor thereto and any other entity now or hereafter affiliated with Watts Water Technologies, Inc. which participates in the Qualified Plan.

2.04                        “Final Average Compensation” means, unless otherwise modified in the Appendices,  the average of the Participant’s Compensation for the sixty (60) consecutive months during the last one hundred and twenty (120) months of his service prior to his termination of employment for which he received the highest total Compensation.  If a Participant has not completed at least sixty (60) months of Service with the Employer, his Final Average Compensation shall be the average of his Compensation during his period of Service with the Employer.

2.05                        “Participant” means an Employee who meets the eligibility requirements for this Plan in the manner set forth in Article 3.

2.06                        “Plan Administrator” means Watts Water Technologies, Inc., or its duly authorized representative.

2.07                        “Social Security Benefit” means the primary insurance benefit payable annually to an Employee at Normal Retirement Age under Title II of the Social Security Act as in effect on the date he terminates his employment or on his Normal Retirement Age, if earlier, computed without regard to any reduction or loss of benefits which may result due to other income, delay in making application or any other reason; provided, however, that in the case of a Participant who terminates his employment prior to his attainment of Normal Retirement Age, his Social Security benefit shall be computed in accordance with the following provisions:

(a)                                  If the Participant has satisfied the eligibility requirements for an Early Retirement Benefit under Section 4.02 prior to his termination, his Social Security Benefit will be based on the assumption that he received no further Compensation from his termination date until he attained his Normal Retirement Age.

(b)                                 If the Participant has not satisfied the requirements for an Early Retirement Benefit prior to his termination, his Social Security Benefit will be based on the assumption that he remained in the service of the Employer until he reached his Normal Retirement Age and that he continued to receive the same rate of Compensation from the Employer as in effect on his termination date until his Normal Retirement Age.

The income used for purposes of computing a Participant’s Social Security Benefit will be the portion of his Compensation which is treated as wages for the purposes of the Social Security Act.  The Participant’s income earned prior to his first full year of employment as a Participant will be estimated by applying a 6% salary scale projected backwards from his first full year of employment with the Employer.

2.08                        “Sponsoring Employer” means Watts Water Technologies, Inc. (formerly known as Watts Industries, Inc.).

2.09                        CERTAIN DEFINITIONS UNDER QUALIFIED PLAN APPLY

The following terms shall have the same meaning at any relevant time as that contained in the Qualified Plan.  Any amendment under the Qualified Plan to the meaning of a term listed hereunder shall also apply under this Plan to the same extent and in the same manner as under the Qualified Plan.

Actuarial Equivalent	Employee
Beneficiary	Normal Retirement Age
Benefit Service	Normal Retirement Date
Board of Directors	Service
Contingent Annuitant	Spouse Joint and Survivor Annuity
Controlled Group Company	Year of Service
Deferred Retirement Date
Early Retirement Date

ARTICLE III

ELIGIBILITY

3.01                        PARTICIPATION

Prior to January 1, 1994, the Board of Directors, designated the Employees who were eligible to participate in the Plan under Section 4.01(a).  These Employees are listed in Tier 2 of Appendix A, attached hereto.

On and after January 1, 1994, any Employee not designated in Tier 1, Tier 1-A, Tier 1-T or Tier 2 of Appendix A whose Compensation under the Qualified Plan is limited under Internal Revenue Code Section 401(a) (17), or who entered into a salary deferral agreement under the Watts Water Technologies, Inc. Management Stock Purchase Plan or, effective September 1, 2003, the Watts Water Technologies, Inc. Non-Qualified Deferred Compensation Plan, is eligible to participate in this Plan.

Effective January 1, 1998, the Board of Directors shall designate the Employees who are eligible to participate in the Plan under Appendix B.  These Employees are listed in Tier 1 of Appendix A.

Effective January 1, 2003, the Board of Directors shall designate the Employees who are eligible to participate in the Plan under Appendix C.  These Employees are listed in
Tier 1-A of Appendix A.

Effective May 4, 2004, the Board of Directors shall designate the Employees who are eligible to participant in the Plan under Appendix D. These Employees are listed in Tier 1-T of Appendix A.

ARTICLE IV

RETIREMENT BENEFITS

4.01                        AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

Subject to the provisions of Section 4.04, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit (as defined in this Section 4.01) payable in the Normal Form of Payment to a Participant who retires under this Plan on or after his Normal Retirement Date shall be the excess, if any, of (a) or (b), whichever is applicable, over (c):

(a)                                  For eligible Participants listed in Tier 2 of Appendix A, forty-five percent (45%) of his Final Average Compensation less fifty percent (50%) of his Social Security Benefit, multiplied by a fraction (not to exceed one), the numerator of which is his years (and fractions thereof) of Benefit Service and the denominator of which is twenty-five (25).

(b)                                 For eligible Participants not listed in Tier 1, Tier 1-A, Tier 1-T or Tier 2 of Appendix A, the annual benefit payable in the form of a straight life annuity determined under the relevant normal or deferred retirement benefit provisions of the Qualified Plan, but based on Final Average Compensation as defined in this Plan and ignoring any limitations under Internal Revenue Code Section 415.

(c)                                  The annual benefit is payable in the form of a straight life annuity under the Qualified Plan.

Notwithstanding the above, the amount of annual Normal Retirement Benefit or Deferred Retirement Benefit for eligible Participants listed in Tier 2 of Appendix A attached hereto shall in no event be less than the amount determined as if the eligible Participant was not listed in Tier 1, Tier 1-A, Tier 1-T or Tier 2 of Appendix A and eligible for the Normal Retirement Benefit or Deferred Retirement Benefit described in Section 4.01(b) of the Plan.

4.02                        AMOUNT OF EARLY RETIREMENT BENEFIT

Subject to the provisions of Section 4.04, the amount of the annual Early Retirement Benefit (as defined in this Section 4.02) of a Participant who elects to retire on or after his Early Retirement Date shall be a benefit computed in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03:

(a)                                  A benefit commencing on his Normal Retirement Date in an amount equal to his Accrued Normal Retirement Benefit as defined and determined in accordance with Section 4.03.

(b)                                 A reduced benefit commencing on his Early Retirement Date or the first day of any month thereafter but prior to his Normal Retirement Date, as elected by the Participant, which benefit shall be computed as the excess of (i) over (ii) where:

(i)                                     is equal to the benefit determined in Section 4.01(a) or 4.01(b) above, as applicable, reduced in amount in the same manner as the reduction made to the amount of benefit payable under the Qualified Plan prior to his Normal Retirement Date, and

(ii)                                  is equal to the benefit determined under Section 4.01(c) reduced in the same manner as the reduction made to the amount of benefit payable under the Qualified Plan prior to his Normal Retirement Date.

4.03                        ACCRUED NORMAL RETIREMENT BENEFIT

For an eligible Participant whose benefit is determined in accordance with Sections 4.01(a) and (c), such Participant’s Accrued Normal Retirement Benefit at any time prior to his Normal Retirement Date, shall be determined as the amount of Normal Retirement Benefit that the Participant would have received under subsection (a) of Section 4.01 if he had remained in the employ of the Employer to his Normal Retirement Date, but based on his Final Average Compensation and Social Security Benefit as of the date such Accrued Normal Retirement Benefit is being determined.  Such amount shall then be multiplied by a fraction in which the numerator is the number of years (and fractions thereof) of Benefit Service that the Participant has completed, and the denominator is the number of years (and fractions thereof) of Benefit Service that the Participant would have completed if he had remained in the employ of the Employer to his Normal Retirement Date, and such amount shall then be reduced by the amount determined under subsection (c) of Section 4.01; provided, however, that in the case of a Participant who has completed twenty-five (25) years of Benefit Service and has satisfied the conditions for an Early Retirement Benefit, the fractional reduction of this Section 4.03 shall not apply in determining his Accrued Normal Retirement Benefit.

For an eligible Participant whose benefit is determined in accordance with Sections 4.01(b) and (c), such Participant’s Accrued Normal Retirement Benefit at any time prior to his Normal Retirement Date shall be determined as the excess of the benefit determined in accordance with Section 4.01(b) over the benefit determined in accordance with Section 4.01(c).

4.04                        SPECIAL RETIREMENT BENEFIT

Notwithstanding any other provision to the contrary, eligible Participants listed in Tier 1 of Appendix A shall be entitled to receive the Special Retirement Benefit as set forth in Appendix B, which is hereby incorporated and made a part of this Plan, in lieu of the benefit otherwise provide under this Article IV.  Eligible Participants listed in Tier 1-A of Appendix A shall be entitled to receive the Special Retirement Benefit as set forth in Appendix C, which is hereby incorporated and made a part of this Plan, in lieu of the benefit otherwise provided under this Article IV.  Eligible Participants listed in Tier 1-T of Appendix A shall be entitled to receive the Special Retirement Benefit as set forth in Appendix D, which is hereby incorporated and made a part of this Plan.

4.05                        ADJUSTMENT OF THE QUALIFIED PLAN OFFSET FOR CERTAIN PARTICIPANTS

Notwithstanding the foregoing provisions of this Article IV, in the event the annual benefit payable under the Qualified Plan in the form of a straight life annuity exceeds the maximum benefit limitation of Internal Revenue Code Section 415 and the Participant elects to receive a Spouse Joint and Survivor Annuity form of payment under the Qualified Plan, the Qualified Plan offset described in Section 4.01(c)(ii) shall be equal to the straight life annuity Actuarial Equivalent of the benefit actually elected by the Participant under the Qualified Plan.

ARTICLE V

VESTING

5.01                        VESTING

Subject to Section 5.03, a Participant’s Accrued Normal Retirement Benefit shall be fully vested upon the date which is the earlier of (i) his completion of six (6) years of Service, (ii) his Early Retirement Date, or (iii) his attainment of Normal Retirement Age, provided he is actively employed by the Employer on such date.  A Participant whose employment with the Employer ceases prior to his satisfaction of one of the full vesting conditions of this Section 5.01 shall not be entitled to any benefit under this Plan.

5.02                        AMOUNT OF VESTED ACCRUED BENEFIT

The amount of the Accrued Normal Retirement Benefit of a Participant shall be determined under Section 4.03.  In the event that the payment of a Participant’s vested Accrued Normal Retirement Benefit commences prior to his Normal Retirement Date in accordance with Section 6.03, the amount of benefit payable on such prior date shall be reduced in the same manner as the reduction described in Section 4.02(b).

5.03                        FORFEITURE FOR CAUSE

Any Participant who (i) because of admitted or judicially proven fraud or dishonesty causes substantial harm to the Employer (or a Controlled Group Company), or (ii) knowingly and materially violates any non-interference or non-competition provision contained in any employment agreement with the Employer (or a Controlled Group Company), shall forfeit all retirement benefits otherwise payable to him, and death benefits payable to his spouse, Beneficiary, or Contingent Annuitant under this Plan.

ARTICLE VI

NORMAL FORM, FORM PAYABLE, AND COMMENCEMENT OF RETIREMENT BENEFITS

6.01                        NORMAL FORM OF PAYMENT

The Normal Form of Payment (as defined in this Section 6.01)  of a Participant’s benefits under this Plan shall be an annuity for life, payable monthly, commencing on the first day of the month coinciding with or next following the date his benefit commences under Section 6.03 and terminating with the payment preceding his death.

6.02                        FORM TO BE PAID

The Participant’s benefit under this Plan shall be paid in the same form as that applicable under the Qualified Plan, including the Participant’s designation of Beneficiary or Contingent Annuitant thereunder.  In the event that the form paid under the Qualified Plan is other than the Normal Form of Payment under Section 6.01, the amount of benefit being paid under this Plan shall be the Actuarial Equivalent of the Normal Form of Payment.

6.03                        COMMENCEMENT OF PAYMENT

Benefits shall commence under this Plan to a Participant as of the same date that benefits commence to the Participant under the Qualified Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Qualified Plan solely on account of the Participant’s attainment of age seventy and one-half (70-1/2), benefits shall not commence under this Plan until the Participant actually retires.

6.04                        SUSPENSION OF BENEFITS

Payment of benefits under this Plan to a retired Participant who is re-employed by the Employer shall be suspended if the payment of such Participant’s benefit under the Qualified Plan is (i) suspended on account of reemployment, or (ii) would have been suspended but for the Participant’s having attained age 70-1/2.  Upon such Participant’s subsequent retirement or termination of employment, his benefits shall recommence and the benefit payable under this Plan may be recomputed by accumulating both periods of employment and may be actuarially adjusted to reflect any benefit payments previously made to the Participant in order to avoid any duplication of benefits.

ARTICLE VII

DEATH BENEFITS

7.01                        DEATH BENEFIT PRIOR TO BENEFIT COMMENCEMENT

The surviving spouse of a Participant who dies prior to the date as of which benefits are to commence under this Plan shall be entitled to a death benefit under this Plan in the event that the Participant was legally married to the surviving spouse for the one year period ending on the date of the Participant’s death and the Participant’s Accrued Normal Retirement Benefit was vested under Section 5.01 at the time of his death.  The preceding sentence shall not apply, and the death benefit provisions of Section 7.03 shall apply, in the case of a Participant who dies prior to the date as of which benefits are to commence under this Plan but after benefits commence to the Participant under the Qualified Plan on account of the Participant’s attainment of age 70-1/2.

No death benefit shall be payable under this Plan with respect to a Participant who dies  before benefit commencement without a surviving spouse eligible to receive a death benefit.

7.02                        AMOUNT AND COMMENCEMENT OF DEATH BENEFIT PAYABLE TO SURVIVING SPOUSE

The annual amount of the surviving spouse’s death benefit payable under this Plan shall be calculated in the same manner that the surviving spouse’s death benefit is calculated under the Qualified Plan and shall be equal to the survivor annuity payable with respect to the Participant’s benefit under Article IV or Article V, as appropriate, if the Participant’s benefit were paid in the form of a Spouse Joint and Survivor Annuity.  The surviving spouse’s benefit under this Plan shall commence at the same time that such benefit commences under the Qualified Plan.

7.03                        DEATH BENEFIT AFTER BENEFIT COMMENCEMENT

The death benefit payable, if any, to the Participant’s surviving spouse, Beneficiary, or Contingent Annuitant in the event of the Participant’s death after benefits commence under this Plan shall be pursuant to the form of retirement benefit applicable under Section 6.02.  No other death benefit shall be payable under this Plan.

ARTICLE VIII

FUNDING

8.01                        FUNDING

There is no fund associated with this Plan.  The Sponsoring Employer shall be required to make payments only as benefits become due and payable.  No person shall have any right, other than the right of an unsecured general creditor, against the Sponsoring Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or Beneficiary or Contingent Annuitant hereunder.  If the Sponsoring Employer, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan.  The assets in any such reserve or fund shall be subject to the control of the Sponsoring Employer, and need not be used to pay benefits hereunder.

ARTICLE IX

MISCELLANEOUS

9.01                        NON-GUARANTEE OF EMPLOYMENT

Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any such Employee to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Employee, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

9.02                        RIGHTS UNDER RETIREMENT PLAN

Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to an Employee, surviving spouse or any Beneficiary or Contingent Annuitant thereof under the Qualified Plan, nor to grant any additional rights to any such person under the Qualified Plan, nor in any way to limit, modify, repeal or otherwise affect the Employer’s right to amend or modify the Qualified Plan.

9.03                        AMENDMENTS/TERMINATION

The Sponsoring Employer reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors.  In the event the Sponsoring Employer exercises his right to amend or terminate this Plan, a Participant shall receive the lesser of:  (a) the benefit he would have received had he terminated employment on the day the amendment or termination becomes effective, or (b) the benefit he would have received had the Plan continued, in effect, without amendment, until the date of his actual termination of employment.

9.04                        NONASSIGNABILITY

The benefits payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any benefits to be so subjected shall not be recognized, except to the extent required by applicable law.

9.05                        PLAN ADMINISTRATION

This Plan shall be operated and administered by the Board of Directors or its duly authorized representative whose decision on all matters involving the interpretation and administration of this Plan shall be final and binding.

9.06                        SUCCESSOR COMPANY

In the event of the dissolution, merger, consolidation or reorganization of the Sponsoring Employer, provision may be made by which a successor to all or a major portion of the Sponsoring Employer’s property or business shall continue this Plan, and the successor shall have all of the powers, duties and responsibilities of the Sponsoring Employer under this Plan.

9.07                        GOVERNING LAW

This Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

9.08                        CLAIMS PROCEDURES

The Claims Procedure currently detailed, and as may later be amended, under the Qualified Plan is hereby incorporated by reference as the Claims Procedure for this Plan; provided, however that the “Board of Directors, or its duly authorized representative”, shall be substituted for the “Committee” in the Claims Procedures detailed in such Qualified Plan.

IN WITNESS WHEREOF, Watts Water Technologies, Inc. has caused this instrument to be executed in its name and on its behalf this            day of                                        , 2004.

WATTS WATER TECHNOLOGIES, INC.

By:	/s/ William C. McCartney

APPENDIX A

LIST OF PARTICIPANTS

Tier 1                                      The following is a list of Participants eligible for the Special Retirement Benefit described in Section 4.04 and Appendix B of the Plan:

Ernest Elliot

Michael Fifer

Kenneth McAvoy

William McCartney

Tier 1-A                         The following is a list of Participants eligible for the Special Retirement Benefit described in Section 4.04 and Appendix C of the Plan:

Paul Lacourciere

Tier 1-T                          The following is a list of Participants eligible for the Special Retirement Benefit described in Section 4.04 and Appendix D of the Plan:

Patrick O’Keefe

Tier 2                                      The following is a list of Participants eligible for benefits described in Section 4.01 (a) of the Plan:

Rand Ackroyd

Stephen Banyacski

Peter Chapman

Charles Grigg

Frederic Horne

Timothy Horne

Donald Marshall

Robert McLaurin

Timothy R. Mullen

Bill D. Neimann

John Ouellette

Jerry Priest

James Riley

Michael Seigfried

Kevin Sweeney

Charles Wolley

APPENDIX B

SPECIAL RETIREMENT BENEFIT – TIER 1

The following provisions shall apply to the Participants referenced in Section 4.04 and listed in Appendix A of the Plan:

A.                                    SPECIAL NORMAL AND EARLY RETIREMENT DATE

For purposes of this Appendix B, a Participant’s Special Normal Retirement Date is the first day of the month coincident with or next following the later of the attainment of age sixty-two (62) or the completion of five (5) Years of Service.

For purposes of this Appendix B, a Participant’s Special Early Retirement Date is the first day of the month of any month following the Participant’s attainment of age fifty-five (55) with 5 Years of Service and prior to the Participant’s attainment of his Special Normal Retirement Date that he elects to retire.

B.                                    AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

Subject to the provisions of Section 4.05, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit payable as a straight life annuity to a Participant who retires under this Plan on or after his Special Normal Retirement Date shall be the sum of (a) plus (b) offset by the amount described in (c).

(a)                                  2% of Final Average Compensation times years of Benefit Service not to exceed ten (10) years.

(b)                                 3% of Final Average Compensation times years of Benefit Service in excess of ten (10) years but not to exceed twenty (20) years.

(c)                                  The annual benefit payable in the form of a straight life annuity under the Qualified Plan.

In the event a Participant is not eligible to commence receiving payments under the Qualified Plan as of his Special Normal Retirement Date, the offset described above shall not be made until the earliest date the Participant could elect to commence his benefit under the Qualified Plan.

For purposes of this Section B of Appendix B, “Final Average Compensation” is the same definition as set forth in Section 2.03 except that the Participant’s Compensation is averaged over thirty six (36) consecutive months instead of sixty (60) consecutive months out of the Participant’s last one hundred-twenty (120) months.  The Participant’s Compensation used in determining his Final Average Compensation is as defined in Section 2.01 without regard to the last paragraph of such Section.

C.                                    AMOUNT OF EARLY RETIREMENT BENEFIT

Subject to the provisions of Section 4.05 the amount of the annual Early Retirement Benefit of a Participant who elects to retire before his Special Normal Retirement Date shall be a benefit calculated in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03.

(a)                                  A benefit commencing on his Special Normal Retirement Date in an amount equal to his Normal Retirement Benefit described in Section B above.

(b)                                 A reduced benefit commencing on his Special Early Retirement Date as elected by the Participant.  Such reduced benefit shall be the sum of the amounts determined under subsections (a) and (b) of Section B reduced five ninths of one percent (5/9%) for each full month that benefits commence prior to the Participant’s Special Normal Retirement Date until age sixty (60) and five eighteenths of one percent (5/18%) for each full month that benefits commence prior to age sixty (60), offset by the amount described in subsection (c) of Section B.  In the event a Participant is not eligible to commence receiving payments under his Qualified Plan as of his Special Early Retirement Date, the offset described in the preceding sentence shall not be made until the earliest date the Participant could commence benefits under the Qualified Plan.

D.                                    VESTING

A Participant shall be fully vested upon the completion of five (5) years of Service.

E.                                      PLAN PROVISIONS STILL APPLY

Except as may be modified in this Appendix B, the regular provisions of the Plan shall continue to apply to the extent they are not in conflict with the provisions as set forth in this Appendix B.

APPENDIX C

SPECIAL RETIREMENT BENEFIT – TIER 1-A

The following provisions shall apply to the Participants referenced in Section 4.04 and listed in Appendix A of the Plan:

A.                                    SPECIAL NORMAL AND EARLY RETIREMENT DATE

For purposes of this Appendix C, a Participant’s Special Normal Retirement Date is the first day of the month coincident with or next following the later of the attainment of age sixty-two (62) or the completion of five (5) Years of Service.

For purposes of this Appendix C, a Participant’s Special Early Retirement Date is the first day of the month of any month following the Participant’s attainment of age fifty-five (55) with 5 Years of Service and prior to the Participant’s attainment of his Special Normal Retirement Date that he elects to retire.

B.                                    AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

Subject to the provisions of Section 4.05, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit payable as a straight life annuity to a Participant who retires under this Plan on or after his Special Normal Retirement Date shall be the sum of (a) plus (b) offset by the amount described in (c).

(a)                                  1.75% of Final Average Compensation times years of Benefit Service not to exceed ten (10) years.

(b)                                 2.25% of Final Average Compensation times years of Benefit Service in excess of ten (10) years but not to exceed twenty (20) years.

(c)                                  The annual benefit payable in the form of a straight life annuity under the Qualified Plan.

In the event a Participant is not eligible to commence receiving payments under the Qualified Plan as of his Special Normal Retirement Date, the offset described above shall not be made until the earliest date the Participant could elect to commence his benefit under the Qualified Plan.

For purposes of this Section B of Appendix C, “Final Average Compensation” is the same definition as set forth in Section 2.03 except that the Participant’s Compensation is averaged over thirty six (36) consecutive months instead of sixty (60) consecutive months out of the Participant’s last one hundred-twenty (120) months.  The Participant’s Compensation used in determining his Final Average Compensation is as defined in Section 2.01 without regard to the last paragraph of such Section.

C.                                    AMOUNT OF EARLY RETIREMENT BENEFIT

Subject to the provisions of Section 4.05 the amount of the annual Early Retirement Benefit of a Participant who elects to retire before his Special Normal Retirement Date shall be a benefit calculated in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03.

(a)                                  A benefit commencing on his Special Normal Retirement Date in an amount equal to his Normal Retirement Benefit described in Section B above.

(b)                                 A reduced benefit commencing on his Special Early Retirement Date as elected by the Participant.  Such reduced benefit shall be the sum of the amounts determined under subsections (a) and (b) of Section B reduced five ninths of one percent (5/9%) for each full month that benefits commence prior to the Participant’s Special Normal Retirement Date until age sixty (60) and five eighteenths of one percent (5/18%) for each full month that benefits commence prior to age sixty (60), offset by the amount described in subsection (c) of Section B.  In the event a Participant is not eligible to commence receiving payments under his Qualified Plan as of his Special Early Retirement Date, the offset described in the preceding sentence shall not be made until the earliest date the Participant could commence benefits under the Qualified Plan.

D.                                    VESTING

A Participant shall be fully vested upon the completion of five (5) years of Service.

E.                                      PLAN PROVISIONS STILL APPLY

Except as may be modified in this Appendix C, the regular provisions of the Plan shall continue to apply to the extent they are not in conflict with the provisions as set forth in this Appendix C.

APPENDIX D

SPECIAL RETIREMENT BENEFIT – TIER 1-T

The following provisions shall apply to the Participants referenced in Section 4.04 and listed in Appendix A of the Plan:

A.                                    SPECIAL NORMAL AND EARLY RETIREMENT DATE

For purposes of this Appendix D, a Participant’s Special Normal Retirement Date is the first day of the month coincident with or next following the later of the attainment of age sixty-two (62) or the completion of five (5) Years of Service.

For purposes of this Appendix D, a Participant’s Special Early Retirement Date is the first day of the month of any month following the Participant’s attainment of age fifty-five (55) with 5 Years of Service and prior to the Participant’s attainment of his Special Normal Retirement Date that he elects to retire.

B.                                    AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

Subject to the provisions of Section 4.05, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit payable as a straight life annuity to a Participant who retires under this Plan on or after his Special Normal Retirement Date shall be the sum of (a) offset by the amount described in (b).

(a)                                  3% of Final Average Compensation times years of Benefit Service not to exceed sixteen and two-thirds (16-2/3) years.

(b)                                 The annual benefit payable in the form of a straight life annuity under the Qualified Plan.

In the event a Participant is not eligible to commence receiving payments under the Qualified Plan as of his Special Normal Retirement Date, the offset described above shall not be made until the earliest date the Participant could elect to commence his benefit under the Qualified Plan.

For purposes of this Section B of Appendix D, “Final Average Compensation” is the same definition as set forth in Section 2.03 except that the Participant’s Compensation is averaged over thirty six (36) consecutive months instead of sixty (60) consecutive months out of the Participant’s last one hundred-twenty (120) months.  The Participant’s Compensation used in determining his Final Average Compensation is as defined in Section 2.01 without regard to the last paragraph of such Section.

C.                                    AMOUNT OF EARLY RETIREMENT BENEFIT

Subject to the provisions of Section 4.05 the amount of the annual Early Retirement Benefit of a Participant who elects to retire before his Special Normal Retirement Date shall be a benefit calculated in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03.

(a)                                  A benefit commencing on his Special Normal Retirement Date in an amount equal to his Normal Retirement Benefit described in Section B above.

(b)                                 A reduced benefit commencing on his Special Early Retirement Date as elected by the Participant.  Such reduced benefit shall be the sum of the amounts determined under subsections (a) and (b) of Section B reduced five ninths of one percent (5/9%) for each full month that benefits commence prior to the Participant’s Special Normal Retirement Date until age sixty (60) and five eighteenths of one percent (5/18%) for each full month that benefits commence prior to age sixty (60), offset by the amount described in subsection (b) of Section B.  In the event a Participant is not eligible to commence receiving payments under his Qualified Plan as of his Special Early Retirement Date, the offset described in the preceding sentence shall not be made until the earliest date the Participant could commence benefits under the Qualified Plan.

D.                                    VESTING

A Participant shall be fully vested upon the completion of five (5) years of Service.

E.                                      PLAN PROVISIONS STILL APPLY

Except as may be modified in this Appendix B, the regular provisions of the Plan shall continue to apply to the extent they are not in conflict with the provisions as set forth in this Appendix D.